EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

EXCHANGE ACT RULE 13a-14(a)/15a-14(a)

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher B. Farrell, Chief Financial Officer of Occam Networks, Inc., certify that:

1. I have reviewed this annual report on Form 10-K/A of Occam Networks, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 19, 2006

/s/ Christopher B. Farrell
Christopher B. Farrell
Chief Financial Officer